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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2000 included in THE HARTFORD FINANCIAL SERVICES GROUP, INC.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.



                                    /s/  ARTHUR ANDERSEN LLP



Hartford, Connecticut
April 3, 2000